                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 9, 2002


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                      1-10545                          13-3355897
(State or Other            (Commission File Number)              (IRS Employer
Jurisdiction of                                                  Identification
 Incorporation)                                                      Number)


                                 80 Pine Street
                            New York, New York 10005
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the principal executive officer and principal financial officer have furnished certifications of the Quarterly Report of Transatlantic Holdings, Inc. (TRH) on Form 10-Q for the quarter ended June 30, 2002, which certifications were attached to the transmittal letter accompanying such filing. The transmittal letter with attachments was submitted to and the abovementioned Form 10-Q was filed with the Securities and Exchange Commission on August 9, 2002. The certifications are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K.

     In addition, although not required by the Securities and Exchange Commission Order No. 4-460, the principal executive officer and the principal financial officer of TRH are voluntarily furnishing sworn statements herewith in the format prescribed in the Commission's Order attached as Exhibits 99.3 and 99.4, respectively, to this Form 8-K.

     Each of these exhibits is being furnished and is not filed pursuant to Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSATLANTIC HOLDINGS, INC.
                                                 (Registrant)

Date: August 9, 2002
                                        By /s/ STEVEN S. SKALICKY
                                           -----------------------------------
                                           Name:  Steven S. Skalicky
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------
99.1                Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by
                    Robert F. Orlich, President and Chief Executive Officer.

99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Steven S. Skalicky, Executive Vice President and Chief
                    Financial Officer.

99.3                Statement Under Oath of Principal Executive Officer
                    Regarding Facts and Circumstances relating to Exchange Act
                    Filings.

99.4                Statement Under Oath of Principal Financial Officer
                    Regarding Facts and Circumstances relating to Exchange Act
                    Filings.